Provision for Income Taxes	4 Months Ended
Dec. 31, 2013
Provision for Income Taxes [Abstract]
PROVISION FOR INCOME TAXES
NOTE 3 - PROVISION FOR INCOME TAXES

The Company recognizes the tax effects of transactions in the year in which such transactions enter into the determination of net income regardless of when reported for tax purposes. Deferred taxes are provided in the financial statements under FASC 740-10-65-1 to give effect to the temporary differences which may arise from differences in the bases of fixed assets, depreciation methods and allowances based on the income taxes expected to be payable in future years. Minimal development stage deferred tax assets arising as a result of net operating loss carry-forwards have been offset completely by a valuation allowance due to the uncertainty of their utilization in future periods. Operating loss carry-forwards generated during the period from August 29, 2013 (date of inception) through December 31, 2013 of approximately $37,799 will begin to expire in 2033.

Accordingly, deferred tax assets related to the net operating loss of approximately $37,799 were fully reserved as of December 31, 2013.

The Company recognizes interest accrued relative to unrecognized tax benefits in interest expense and penalties in operating expense. During the period from August 29, 2013 (inception) to December 31, 2013 the Company recognized no income tax related interest and penalties. The Company had no accruals for income tax related interest and penalties at December 31, 2013.